SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

           New York                   000-01684           11-1688021
           --------                   ---------           -------------------
(State or Other Jurisdiction of      (Commission File     (I.R.S. Employer
 Incorporation or Organization)      Number)              Identification Number)

                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                                 (631) 584-5400
                                 --------------
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                             ----------------------

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ITEM 5. OTHER EVENTS.

In response to an inquiry from a shareholder, Stephen V. Maroney, President of the Company, stated that the number of directors of the Company has been fixed by resolution of the Board of Directors adopted pursuant to Section 303 of the Company's Bylaws at five and that the classification of the current directors of the Company is as follows:

                             Number of
Class   Term Expiring         Members   Current Members
-----   -------------         -------   ---------------

I       2003 Annual Meeting      1      Paul L. Lamb
II      2002 Annual Meeting      2      Robert H. Beyer and Robert F. Friemann
III     2001 Annual Meeting      2      Stephen V. Maroney and Philip F. Palmedo

The 2001 Annual Meeting of the Company is scheduled to be held on May 10, 2002.

Dr. John H. Marburger III resigned from the Board of Directors effective January 23, 2002 because his appointment as Director of the Office of Science and Technology Policy within the Executive Office of the President of the United States required that he terminate such outside affiliations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            GYRODYNE COMPANY OF AMERICA, INC.


                            By: /s/ Stephen V. Maroney
                                ------------------------------------------------
                                Stephen V. Maroney
                                President, Chief Executive Officer and Treasurer

Date: March 4, 2002